UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 15, 2006, XL Capital Ltd (the “Company”) announced the appointment of Henry C.V. Keeling as Chief Operating Officer, effective July 1, 2006. The Company also announced the appointment of Fiona E. Luck as Chief of Staff, effective July 1, 2006.

The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Mr. Keeling and Ms. Luck is incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A for the 2006 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 23, 2006. The terms of Mr. Keeling’s and Ms. Luck’s employment agreements are incorporated herein by reference to the Company’s Current Report on Form 8-K filed on March 8, 2005. A copy of the press release containing the Company’s announcement is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated June 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2006

XL CAPITAL LTD
(Registrant)

By:  /s/ Kirstin Gould
Name: Kirstin Gould
Title:  Senior Vice President,
   Chief Corporate Legal Officer &
   Secretary